ACQUISITIONS	12 Months Ended
Dec. 31, 2020
America Other [Member]
ACQUISITIONS

NOTE 3:-ACQUISITIONS

On March 12, 2019 (the “Closing Date”), the Company completed the acquisition of all of the outstanding shares of Kaalbi Technologies Private Ltd. (“ShieldSquare”), a company engaged in Bot mitigation and Bot management solutions for a total consideration of $14,203 denominated in Indian Rupee, as determined in the agreement ($14,319 as of Closing Date). The total consideration was composed of (1) $12,558 in cash payable at closing (subject to certain working capital adjustments, $12,239 upon closing) and (2) $2,080 ($2,035 at December 31, 2019) deferred consideration to secure possible indemnity claims for damages arising out of breaches or inaccuracies of Shieldsquare’s or Shieldsquare shareholders’ representations, to be paid 18 months subsequent to the acquisition date. During 2020, the Company paid an amount of $2,054 with respect to the deferred consideration.

The acquisition was accounted for as a business combination and the purchase consideration was allocated to assets acquired and liabilities assumed based on their estimated fair values, as presented in the following table:

Consideration:
Cash consideration paid on closing date, including working capital adjustments	$12,239
Deferred consideration	2,080

Total purchase price	$14,319

Identifiable assets acquired, and liabilities assumed:
Technology	$7,385
Goodwill	8,970
Other current assets	271
Deferred tax liability	(2,307)

$14,319

The estimated useful life of the technology is approximately 9 years.

The derived goodwill from this acquisition is attributable to additional capabilities of the Company to expand its products portfolio. Goodwill generated from this business combination is primarily attributable to synergies between the Company's and Shieldsquare’s respective products and services.

Pro forma results of operations for this acquisition have not been presented because they are not material to the consolidated statements of income.